Rule 424(b)(3)	File #333-
13848

EFFECTIVE MARCH 15, 2004,
THE COMPANY NAME
CHANGED TO DATANG
INTERNATIONAL POWER
GENERATION CO., LTD.

EXHIBIT A
AMERICAN DEPOSITARY
SHARES
(Each American Depositary
Share represents 20
deposited H Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR H SHARES OF
THE NOMINAL VALUE OF RMB
1.00 EACH OF
BEIJING DATANG POWER
GENERATION COMPANY
LIMITED
(INCORPORATED UNDER THE
LAWS OF THE PEOPLE'S
REPUBLIC OF CHINA)
The Bank of New
York, as depositary
(hereinafter called the
"Depositary"), hereby
certifies that___________
_________________________
___________________, or
registered assigns IS THE
OWNER OF
_________________________
____
AMERICAN DEPOSITARY
SHARES
representing deposited
overseas-listed foreign
investment shares,
nominal value RMB 1.00
(herein called "H
Shares") of Beijing
Datang Power Generation
Company Limited,
established under the
laws of The People's
Republic of China (herein
called the "Company").
At the date hereof, each
American Depositary Share
represents 20 H Shares
deposited or subject to
deposit under the Deposit
Agreement (as such term
is hereinafter defined)
at the Hong Kong office
of Hongkong and Shanghai
Banking Corp. (herein
called the "Custodian").
 The Depositary's
Corporate Trust Office is
located at a different
address than its
principal executive
office.  Its Corporate
Trust Office is located
at 101 Barclay Street,
New York, N.Y. 10286, and
its principal executive
office is located at One
Wall Street, New York,
N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.  THE DEPOSIT
AGREEMENT.
This American
Depositary Receipt is one
of an issue (herein
called "Receipts"), all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement,
dated as of August 30,
2001 (herein called the
"Deposit Agreement"), by
and among the Company,
the Depositary, and all
Owners and Beneficial
Owners from time to time
of Receipts issued
thereunder, each of whom
by accepting a Receipt
agrees to become a party
thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets
forth the rights of
Owners and Beneficial
Owners of the Receipts
and the rights and duties
of the Depositary in
respect of the H Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such H Shares and held
thereunder (such H
Shares, securities,
property, and cash are
herein called "Deposited
Securities").  Copies of
the Deposit Agreement are
on file at the
Depositary's Corporate
Trust Office in New York
City and at the office of
the Custodian.
The statements
made on the face and
reverse of this Receipt
are summaries of certain
provisions of the Deposit
Agreement and are
qualified by and subject
to the detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
 Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.
2.  SURRENDER
OF RECEIPTS
AND
WITHDRAWAL
OF H
SHARES.
Upon surrender
at the Corporate Trust
Office of the Depositary
of this Receipt, and upon
payment of the fee of the
Depositary provided in
this Receipt, and subject
to the terms and
conditions of the Deposit
Agreement, the Owner
hereof is entitled to
delivery, to him or upon
his order, of the
Deposited Securities at
the time represented by
the American Depositary
Shares for which this
Receipt is issued.
Delivery of such
Deposited Securities may
be made by the delivery
of (a) certificates in
the name of the Owner
hereof or as ordered by
him or certificates
properly endorsed or
accompanied by proper
instruments of transfer
and (b) any other
securities, property and
cash to which such Owner
is then entitled in
respect of this Receipt.
 Such delivery will be
made at the option of the
Owner hereof, either at
the office of the
Custodian or at the
Corporate Trust Office of
the Depositary, provided
that the forwarding of
certificates for H Shares
or other Deposited
Securities for such
delivery at the Corporate
Trust Office of the
Depositary shall be at
the risk and expense of
the Owner hereof.
3.  TRANSFERS,
SPLIT-UPS,
AND
COMBINATION
S OF
RECEIPTS.
The transfer of
this Receipt is
registrable on the books
of the Depositary at its
Corporate Trust Office by
the Owner hereof in
person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied
by proper instruments of
transfer and funds
sufficient to pay any
applicable transfer taxes
and the expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into one
Receipt, evidencing the
same aggregate number of
American Depositary
Shares as the Receipt or
Receipts surrendered.  As
a condition precedent to
the execution and
delivery, registration of
transfer, split-up,
combination, or surrender
of any Receipt or
withdrawal of any
Deposited Securities, the
Depositary, the
Custodian, or Registrar
may require payment from
the depositor of the H
Shares or the presentor
of the Receipt of a sum
sufficient to reimburse
it for any tax, stamp
duty or other
governmental charge and
any stock transfer or
registration fee with
respect thereto
(including any such tax
or charge and fee with
respect to H Shares being
deposited or withdrawn)
and payment of any
applicable fees as
provided in this Receipt,
may require the
production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
any regulations the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this
Receipt, including,
without limitation, this
Article 3.
The delivery of
Receipts against deposit
of H Shares generally or
against deposit of
particular H Shares may
be suspended, or the
transfer of Receipts in
particular instances may
be refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any
such action is deemed
necessary or advisable by
the Depositary or the
Company at any time or
from time to time because
of any requirement of law
or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any other
reason, subject to the
provisions of the
following sentence.
Notwithstanding anything
to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to
(i) temporary delays
caused by closing the
transfer books of the
Depositary or the Company
or the deposit of H
Shares in connection with
voting at a shareholders'
meeting, or the payment
of dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with any
U.S. or foreign laws or
governmental regulations
relating to the Receipts
or to the withdrawal of
the Deposited Securities.
 Without limitation of
the foregoing, the
Depositary shall not
knowingly accept for
deposit under the Deposit
Agreement any H Shares
required to be registered
under the provisions of
the Securities Act of
1933, unless a
registration statement is
in effect as to such H
Shares.
The Depositary
will use reasonable
efforts to comply with
the written instructions
of the Company not to
accept for deposit under
the Deposit Agreement any
shares identified in such
instructions at such
times and under such
circumstances as may
reasonably be specified
in such instructions in
order to facilitate the
Company's compliance with
applicable U.S.
securities laws.
4.  LIABILITY
OF OWNER OR
BENEFICIAL
OWNER FOR
TAXES.
If any tax or
other governmental charge
shall become payable with
respect to any Receipt or
any Deposited Securities
represented hereby, such
tax or other governmental
charge shall be payable
by the Owner or
Beneficial Owner hereof
to the Depositary.  The
Depositary may refuse to
effect any transfer of
this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary
Shares evidenced by such
Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or
may sell for the account
of the Owner or
Beneficial Owner hereof
any part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner or
Beneficial Owner hereof
shall remain liable for
any deficiency.
5.  WARRANTIES
ON DEPOSIT OF H SHARES.
Every person
depositing H Shares under
the Deposit Agreement
shall be deemed thereby
to represent and warrant
that such H Shares and
each certificate therefor
are validly issued, fully
paid, non-assessable, and
free of any preemptive
rights of the holders of
outstanding H Shares and
that the person making
such deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that such H
Shares and the Receipts
evidencing American
Depositary Shares
representing such H
Shares would not be
Restricted Securities.
Such representations and
warranties shall survive
the deposit of H Shares
and issuance of Receipts.


6.  FILING
PROOFS,
CERTIFICATE
S, AND
OTHER
INFORMATION
..
Any person
presenting H Shares for
deposit or any Owner or
Beneficial Owner of a
Receipt may be required
by the Company, the
Depositary or the
Custodian from time to
time to file with the
Depositary or the
Custodian such proof of
citizenship or residence,
legal or beneficial
ownership, exchange
control approval, or such
information relating to
the registration on the
books of the Company or
the Foreign Registrar, if
applicable, to execute
such certificates and to
make such representations
and warranties, as the
Depositary may deem
necessary or proper.  The
Depositary may withhold
the delivery or
registration of transfer
of any Receipt or the
distribution of any
dividend or sale or
distribution of rights or
of the proceeds thereof
or the delivery of any
Deposited Securities
until such proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  No H
Share shall be accepted
for deposit unless
accompanied by evidence
satisfactory to the
Depositary that any
necessary approval has
been granted by any
governmental body in the
PRC which is then
performing the function
of the regulation of
currency exchange.
7.  CHARGES OF
DEPOSITARY.
The Company
agrees to pay the fees,
reasonable expenses and
out-of-pocket charges of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present its state-
ment for such charges and
expenses to the Company
once every three months.
 The charges and expenses
of the Custodian are for
the sole account of the
Depositary.
The following
charges shall be incurred
by any party depositing
or withdrawing H Shares
or by any party
surrendering Receipts or
to whom Receipts are
issued (including,
without limitation,
issuance pursuant to a
stock dividend or stock
split declared by the
Company or an exchange of
stock regarding the
Receipts or Deposited
Securities or a
distribution of Receipts
pursuant to Section 4.03
of the Deposit
Agreement), or by Owners,
as applicable: (1) taxes
and other governmental
charges, (2) such
registration fees as may
from time to time be in
effect for the
registration of transfers
of H Shares generally on
the H Share register of
the Company or Foreign
Registrar and applicable
to transfers of H Shares
to or from the name of
the Depositary or its
nominee or the Custodian
or its nominee on the
making of deposits or
withdrawals under the
terms of the Deposit
Agreement, (3) such
cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement, (5) a
fee of $5.00 or less per
100 American Depositary
Shares (or portion
thereof) for the
execution and delivery of
Receipts pursuant to
Section 2.03, 4.03 or
4.04 of the Deposit
Agreement and the
surrender of Receipts
pursuant to Section 2.05
or 6.02 of the Deposit
Agreement, (6) a fee of
$.02 or less per American
Depositary Share (or
portion thereof) for any
cash distribution made
pursuant to Sections 4.01
through 4.04 of the
Deposit Agreement, (7) a
fee for the distribution
of securities pursuant to
Section 4.02 of the
Deposit Agreement, such
fee being in an amount
equal to the fee for the
execution and delivery of
American Depositary
Shares referred to above
which would have been
charged as a result of
the deposit of such
securities (for purposes
of this clause 7 treating
all such securities as if
they were H Shares), but
which securities are
instead distributed by
the Depositary to Owners,
(8) a fee of $.02 or less
per American Depositary
Share (or portion
thereof)for depositary
services, which will
accrue on the last day of
each calendar year and
which will be payable as
provided in clause (9)
below; provided, however,
that no fee will be
assessed under this
clause (8) if a fee was
charged pursuant to
clause (6) above during
that calendar year and
(9) any other charge
payable by the
Depositary, any of the
Depositary's agents,
including the Custodian,
or the agents of the
Depositary's agents in
connection with the
servicing of H Shares or
other Deposited
Securities (which charge
shall be assessed against
Owners as of the date or
dates set by the
Depositary in accordance
with Section 4.06 of the
Deposit Agreement and
shall be payable at the
sole discretion of the
Depositary by billing
such Owners for such
charge or by deducting
such charge from one or
more cash dividends or
other cash
distributions).
The Depositary,
subject to Article 8
hereof, may own and deal
in any class of
securities of the Company
and its affiliates and in
Receipts.
8.  PRE-RELEASE
OF RECEIPTS.
Unless
requested in writing by
the Company to cease
doing so, the Depositary
may, notwithstanding
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts prior to the
receipt of H Shares
pursuant to Section 2.02
of the Deposit Agreement
(a "Pre-Release").  The
Depositary may, pursuant
to Section 2.05 of the
Deposit Agreement,
deliver H Shares upon the
receipt and cancellation
of Receipts which have
been Pre-Released,
whether or not such
cancellation is prior to
the termination of such
Pre-Release or the
Depositary knows that
such Receipt has been
Pre-Released.  The
Depositary may receive
Receipts in lieu of H
Shares in satisfaction of
a Pre-Release.  Each Pre-
Release will be (a)
preceded or accompanied
by a written
representation and
agreement from the person
to whom Receipts or H
Shares are to be
delivered (the "Pre-
Releasee") that the Pre-
Releasee, or its
customer, (i) owns the H
Shares or Receipts to be
remitted, as the case may
be, (ii) assigns all
beneficial right, title
and interest in such H
Shares or Receipts, as
the case may be, to the
Depositary in its
capacity as such and for
the benefit of the
Owners, and (iii) will
not take any action with
respect to such H Shares
or Receipts, as the case
may be, that is
inconsistent with the
transfer of beneficial
ownership (including,
without the consent of
the Depositary, disposing
of such H Shares or
Receipts, as the case may
be, other than in
satisfaction of such Pre-
Release), (b) at all
times fully
collateralized with cash,
U.S. government
securities or such other
collateral as the
Depositary determines, in
good faith, will provide
substantially similar
liquidity and security,
(c) terminable by the
Depositary on not more
than five (5) business
days notice, and (d)
subject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The number
of H Shares not deposited
but represented American
Depositary Shares
outstanding at any time
as a result of Pre-
Releases will not
normally exceed thirty
percent (30%) of the H
Shares deposited under
the Deposit Agreement;
provided, however, that
the Depositary reserves
the right to disregard
such limit from time to
time as it deems
reasonably appropriate,
and may, with the prior
written consent of the
Company, change such
limit for purposes of
general application.  For
purposes of enabling the
Depositary to fulfill its
obligations to the Owners
under the Deposit
Agreement, the collateral
referred to in clause (b)
above shall be held by
the Depositary as
security for the
performance of the Pre-
Releasee's obligations to
the Depositary in
connection with a Pre-
Release transaction,
including the Pre-
Releasee's obligations to
deliver H Shares or
Receipts upon termination
of a Pre-Release
transaction (and shall
not, for the avoidance of
doubt, constitute
Deposited Securities
hereunder).
The Depositary
may retain for its own
account any compensation
received by it in
connection with the
foregoing.
9.  TITLE TO
RECEIPTS.
It is a
condition of this Receipt
and every successive
Owner and Beneficial
Owner of this Receipt by
accepting or holding the
same consents and agrees,
that title to this
Receipt when properly
endorsed or accompanied
by proper instruments of
transfer, is transferable
by delivery with the same
effect as in the case of
a negotiable instrument
under the laws of New
York; provided, however,
that the Depositary,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt
is registered on the
books of the Depositary
as the absolute owner
hereof for the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes
and neither the
Depositary nor the
Company shall have any
obligation or be subject
to any liability under
the Deposit Agreement to
any person or entity
unless such person or
entity is the Owner.
10.  VALIDITY
OF RECEIPT.
This Receipt
shall not be entitled to
any benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory of
the Depositary; provided,
however that such
signature may be a
facsimile if a Registrar
for the Receipts shall
have been appointed and
such Receipts are
countersigned by the
manual of a duly
authorized officer of the
Registrar.
11.  REPORTS;
INSPECTION OF TRANSFER
BOOKS.
The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the "Commission")
with certain public
reports and documents
required by foreign law
or otherwise under
Rule 12g3-2(b) under the
Securities Exchange Act
of 1934.  Such reports
and communications will
be available for
inspection and copying at
the public reference
facilities maintained by
the Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.
The Depositary
will make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports
and communications,
including any proxy
soliciting material,
received from the Company
which are both
(a) received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also send
to Owners of Receipts
copies of such reports
when furnished by the
Company pursuant to the
Deposit Agreement.  Any
such reports and
communications, including
any such proxy soliciting
material, furnished to
the Depositary by the
Company shall be
furnished in English to
the extent such materials
are required to be
translated into English
pursuant to any
regulations of the
Commission.
The Depositary
will keep books, at its
Corporate Trust Office,
for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be
open for inspection by
the Owners and the
Company provided that
such inspection shall not
be for the purpose of
communicating with Owners
of Receipts in the
interest of a business or
object other than the
business of the Company
or a matter related to
the Deposit Agreement or
the Receipts.
12.  DIVIDENDS
AND DISTRIBUTIONS.
Whenever the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities, the
Depositary will, if at
the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States, and
subject to the Deposit
Agreement, convert such
dividend or distribution
into dollars and will
distribute, as promptly
as practicable, the
amount thus received (net
of the fees and expenses
of the Depositary as
provided in Article 7
hereof and Section 5.09
of the Deposit Agreement)
to the Owners of Receipts
entitled thereto;
provided, however, that
in the event that the
Company or the Depositary
is required to withhold
and does withhold from
any cash dividend or
other cash distribution
in respect of any
Deposited Securities an
amount on account of
taxes, the amount
distributed to the Owners
of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities
shall be reduced
accordingly.
Subject to the
provisions of
Section 4.11 and 5.09 of
the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in
Section 4.01, 4.03 or
4.04 of the Deposit
Agreement, the Depositary
will, after consultation
with the Company, cause
the securities or
property received by it
to be distributed to the
Owners entitled thereto,
in any manner that the
Depositary may deem
equitable and practicable
for accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot
be made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason the
Depositary deems such
distribution not to be
feasible, the Depositary
may adopt such method as
it may deem equitable and
practicable for the
purpose of effecting such
distribution, including,
but not limited to, the
public or private sale of
the securities or
property thus received,
or any part thereof, and
the net proceeds of any
such sale (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement) will
be distributed by the
Depositary to the Owners
of Receipts entitled
thereto all in the manner
and subject to the
conditions described in
Section 4.01 of the
Deposit Agreement.
If any
distribution consists of
a dividend in, or free
distribution of, H
Shares, the Depositary
may distribute to the
Owners of outstanding
Receipts entitled
thereto, additional
Receipts evidencing an
aggregate number of
American Depositary
Shares representing the
amount of H Shares
received as such dividend
or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to
the deposit of H Shares
and the issuance of
American Depositary
Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge
as provided in Section
4.11 of the Deposit
Agreement and the payment
of the fees and expenses
of the Depositary as
provided in Article 7
hereof and Section 5.09
of the Deposit Agreement.
 In lieu of delivering
Receipts for fractional
American Depositary
Shares in any such case,
the Depositary will sell
the amount of H Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject to
the conditions described
in Section 4.01 of the
Deposit Agreement.  If
additional Receipts are
not so distributed, each
American Depositary Share
shall thenceforth also
represent the additional
H Shares distributed upon
the Deposited Securities
represented thereby.
In the event
that the Depositary
determines that any
distribution in property
(including H Shares and
rights to subscribe
therefor) is subject to
any tax or other govern-
mental charge which the
Depositary is obligated
to withhold, the
Depositary may by public
or private sale dispose
of all or a portion of
such property (including
H Shares and rights to
subscribe therefor) in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any
such taxes or charges,
and the Depositary shall
distribute the net
proceeds of any such sale
after deduction of such
taxes or charges to the
Owners of Receipts
entitled thereto.
13.  RIGHTS.
In the event
that the Company shall
offer or cause to be
offered to the holders of
any Deposited Securities
any rights to subscribe
for additional H Shares
or any rights of any
other nature, the
Depositary, after
consultation with the
Company, shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
or in disposing of such
rights on behalf of any
Owners and making the net
proceeds available to
such Owners or, if by the
terms of such rights
offering or for any other
reason, the Depositary
may not either make such
rights available to any
Owners or dispose of such
rights and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse.  If
at the time of the
offering of any rights
the Depositary determines
in its discretion that it
is lawful and feasible to
make such rights
available to all or
certain Owners but not to
other Owners, the
Depositary may distribute
to any Owner to whom it
determines the
distribution to be lawful
and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefor in
such form as it deems
appropriate.
In
circumstances in which
rights would otherwise
not be distributed, if an
Owner of Receipts
requests the distribution
of warrants or other
instruments in order to
exercise the rights
allocable to the American
Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary
will make such rights
available to such Owner
upon written notice from
the Company to the
Depositary that (a) the
Company has elected in
its sole discretion to
permit such rights to be
exercised and (b) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
reasonably required under
applicable law.
If the
Depositary has
distributed warrants or
other instruments for
rights to all or certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary to exercise
such rights, upon payment
by such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the H
Shares to be received
upon the exercise of the
rights, and upon payment
of the fees and expenses
of the Depositary and any
other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the H Shares,
and the Company shall
cause the H Shares so
purchased to be delivered
to the Depositary on
behalf of such Owner.  As
agent for such Owner, the
Depositary will cause the
H Shares so purchased to
be deposited pursuant to
Section 2.02 of the
Deposit Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such Owner.
In the case of a
distribution pursuant to
the second paragraph of
this Article 13, such
Receipts shall be
legended in accordance
with applicable U.S.
laws, and shall be
subject to the
appropriate restrictions
on sale, deposit,
cancellation, and
transfer under such laws.
If the
Depositary determines in
its discretion that it is
not lawful and feasible
to make such rights
available to all or
certain Owners, it may
sell the rights, warrants
or other instruments in
proportion to the number
of American Depositary
Shares held by the Owners
to whom it has determined
it may not lawfully or
feasibly make such rights
available, and allocate
the net proceeds of such
sales (net of the fees
and expenses of the
Depositary as provided in
Section 5.09 of the
Deposit Agreement and all
taxes and governmental
charges payable in
connection with such
rights and subject to the
terms and conditions of
the Deposit Agreement)
for the account of such
Owners otherwise entitled
to such rights, warrants
or other instruments,
upon an averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or otherwise.
The Depositary
will not offer rights to
Owners unless both the
rights and the securities
to which such rights
relate are either exempt
from registration under
the Securities Act of
1933 with respect to a
distribution to all
Owners or are registered
under the provisions of
such Act; provided, that
nothing in the Deposit
Agreement shall create,
any obligation on the
part of the Company to
file a registration
statement with respect to
such rights or underlying
securities or to endeavor
to have such a
registration statement
declared effective.  If
an Owner of Receipts
requests the distribution
of warrants or other
instruments,
notwithstanding that
there has been no such
registration under such
Act, the Depositary shall
not effect such
distribution unless it
has received an opinion
from recognized counsel
in the United States for
the Company upon which
the Depositary may rely
that such distribution to
such Owner is exempt from
such registration;
provided, however, the
Company shall have no
obligation to cause its
counsel to issue such
opinion at the request of
such Owner.
The Depositary
shall not be responsible
for any failure to
determine that it may be
lawful or feasible to
make such rights
available to Owners in
general or any Owner in
particular.
14.  CONVERSION
OF FOREIGN CURRENCY.
Whenever the
Depositary or the
Custodian shall receive
foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the
time of the receipt
thereof the foreign
currency so received can
in the judgment of the
Depositary be converted
on a reasonable basis
into Dollars and the
resulting Dollars
transferred to the United
States, the Depositary
shall convert or cause to
be converted, as promptly
as practicable, by sale
or in any other manner
that it may determine,
such foreign currency
into Dollars, and such
Dollars shall be
distributed to the Owners
entitled thereto or, if
the Depositary shall have
distributed any warrants
or other instruments
which entitle the holders
thereof to such Dollars,
then to the holders of
such warrants and/or
instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any
distinctions among Owners
on account of exchange
restrictions, the date of
delivery of any Receipt
or otherwise and shall be
net of any expenses of
conversion into Dollars
incurred by the
Depositary as provided in
Section 5.09 of the
Deposit Agreement.  The
Company shall have no
legal obligations to any
Owner or Beneficial Owner
with respect to
conversion of foreign
currency.
If such
conversion or
distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
shall file such
application for approval
or license, if any, as it
may deem desirable.
Notwithstanding the
foregoing, the Company
will not be obligated to
make any such filings.
If at any time
the Depositary shall
determine that in its
judgment any foreign
currency received by the
Depositary or the
Custodian is not
convertible on a
reasonable basis into
Dollars transferable to
the United States, or if
any approval or license
of any government or
agency thereof which is
required for such
conversion is denied or
in the opinion of the
Depositary is not
obtainable, or if any
such approval or license
is not obtained within a
reasonable period as
determined by the
Depositary, the
Depositary may distribute
the foreign currency (or
an appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency
uninvested and without
liability for interest
thereon for the
respective accounts of,
the Owners entitled to
receive the same.
If any such
conversion of foreign
currency, in whole or in
part, cannot be effected
for distribution to some
of the Owners entitled
thereto, the Depositary
may in its discretion
make such conversion and
distribution in Dollars
to the extent permissible
to the Owners entitled
thereto and may
distribute the balance of
the foreign currency
received by the
Depositary to, or hold
such balance uninvested
and without liability for
interest thereon for the
respective accounts of,
the Owners entitled
thereto.
15.  RECORD
DATES.
Whenever any
cash dividend or other
cash distribution shall
become payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited Securities,
or whenever the
Depositary shall receive
notice of any meeting of
holders of H Shares or
other Deposited
Securities, or whenever
for any reason the
Depositary causes a
change in the number of H
Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient,
the Depositary shall fix
a record date, which date
shall be the same date,
or as near thereto as
practicable, as the
record date, if any, for
the Deposited Securities,
(a) for the determination
of the Owners of Receipts
who shall be (i) entitled
to receive such dividend,
distribution or rights or
the net proceeds of the
sale thereof,
(ii) entitled to give
instructions for the
exercise of voting rights
at any such meeting, or
(iii) who shall be
responsible for any fee
assessed by the
Depositary pursuant to
the Deposit Agreement, or
(b) on or after which
each American Depositary
Share will represent the
changed number of H
Shares, subject to the
provisions of the Deposit
Agreement.
16.  VOTING OF
DEPOSITED SECURITIES.
Upon receipt of
notice of any meeting of
holders of H Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, the
form of which notice
shall be in the sole
discretion of the
Depositary, which shall
contain (a) such
information as is
contained in such notice
of meeting received by
the Depositary from the
Company, (b) a statement
that the Owners of
Receipts as of the close
of business on a
specified record date
will be entitled, subject
to any applicable
provision of PRC law and
of the Articles of
Association of the
Company, to instruct the
Depositary as to the
exercise of the voting
rights, if any,
pertaining to the amount
of H Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares and (c)
a statement as to the
manner in which such
instructions may be
given, including an
express indication that
if no instruction is
received, an instruction
may be given on behalf of
such Owner in accordance
with the last sentence of
this paragraph to the
Depositary to give a
discretionary proxy to a
person designated by the
Company.  Upon the
written request of an
Owner of a Receipt on
such record date,
received on or before the
date established by the
Depositary for such
purpose, the Depositary
shall endeavor insofar as
practicable to vote or
cause to be voted the
amount of H Shares or
other Deposited
Securities represented by
such American Depositary
Shares evidenced by such
Receipt in accordance
with the instructions set
forth in such request.
The Depositary shall not
vote or attempt to
exercise the right to
vote that attaches to the
H Shares or other
Deposited Securities,
other than in accordance
with such instructions or
deemed instructions.  If
no instructions are
received by the
Depositary from any Owner
with respect to any of
the Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Owner's Receipts on or
before the date
established by the
Depositary for such
purpose, the Depositary
shall deem such Owner to
have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to
such Deposited Securities
and the Depositary shall
give a discretionary
proxy to a person
designated by the Company
to vote such Deposited
Securities, provided that
no such instruction shall
be deemed given and no
such discretionary proxy
shall be given with
respect to any matter as
to which the Company
informs the Depositary
(and the Company agrees
to provide such
information as promptly
as practicable in
writing) that (x) the
Company does not wish
such proxy given, (y)
substantial opposition
exists or (z) such matter
materially and adversely
affects the rights of
holders of H Shares.
There can be no
assurance that Owners
generally or any Owner in
particular will receive
the notice described in
the preceding paragraph
sufficiently prior to the
instruction date to
ensure that the
Depositary will vote the
Shares or Deposited
Securities in accordance
with the provisions set
forth in the preceding
paragraph.

17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.
In
circumstances where the
provisions of
Section 4.03 of the
Deposit Agreement do not
apply, upon any change in
nominal value, change in
par value, split-up,
consolidation, or any
other reclassification of
Deposited Securities, or
upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is
a party, any securities
which shall be received
by the Depositary or a
Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be
treated as new Deposited
Securities under the
Deposit Agreement, and
American Depositary
Shares shall thenceforth
represent, in addition to
the existing Deposited
Securities, the right to
receive the new Deposited
Securities so received in
exchange or conversion,
unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such
case the Depositary may,
after consultation with
the Company, execute and
deliver additional
Receipts as in the case
of a dividend in H
Shares, or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited
Securities.
18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.
Neither the
Depositary nor the
Company nor any of their
respective directors,
employees, agents or
affiliates shall incur
any liability to any
Owner or Beneficial Owner
of any Receipt, if by
reason of any provision
of any present or future
law or regulation of the
United States, the PRC or
any other country, or of
any other governmental or
regulatory authority or
stock exchange, or by
reason of any provision,
present or future, of the
Articles of Association
of the Company, or by
reason of any provision
of any securities issued
or distributed by the
Company, or any offering
or distribution thereof,
or by reason of any act
of God or war or other
circumstances beyond its
control, the Depositary
or the Company shall be
prevented, delayed or
forbidden from or be
subject to any civil or
criminal penalty on
account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
or Deposited Securities
it is provided shall be
done or performed; nor
shall the Depositary or
the Company or any of
their respective
directors, employees,
agents or affiliates
incur any liability to
any Owner or Beneficial
Owner of a Receipt by
reason of any non-
performance or delay,
caused as aforesaid, in
the performance of any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit Agreement.
 Where, by the terms of a
distribution pursuant to
Section 4.01, 4.02 or
4.03 of the Deposit
Agreement, or an offering
or distribution pursuant
to Section 4.04 of the
Deposit Agreement, such
distribution or offering
may not be made available
to Owners of Receipts,
and the Depositary may
not dispose of such
distribution or offering
on behalf of such Owners
and make the net proceeds
available to such Owners,
then the Depositary shall
not make such
distribution or offering,
and shall allow any
rights, if applicable, to
lapse, in each case,
without liability to the
Company or the
Depositary.  Neither the
Company nor the
Depositary nor any of
their respective
directors, officers,
employees, agents or
affiliates assume any
obligation nor shall they
be subject to any
liability under the
Deposit Agreement to
Owners or Beneficial
Owners of Receipts,
except that the Company
and the Depositary agree
to perform their
obligations specifically
set forth in the Deposit
Agreement without
negligence or bad faith.
 The Depositary shall not
be subject to any
liability with respect to
the validity or worth of
the Deposited Securities.
 Neither the Depositary
nor the Company shall be
under any obligation to
appear in, prosecute or
defend any action, suit,
or other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts, which in
its opinion may involve
it in expense or
liability, unless
indemnity satisfactory to
it against all expense
and liability shall be
furnished as often as may
be required, and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings, the
responsibility of the
Custodian being solely to
the Depositary.  Neither
the Depositary nor the
Company shall be liable
for any action or
nonaction by it in
reliance upon the advice
of or information from
legal counsel,
accountants, any person
presenting H Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other
person believed by it in
good faith to be
competent to give such
advice or information.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, or for the
manner in which any such
vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is
without negligence or bad
faith.  The Depositary
shall not be liable for
any acts or omissions
made by a successor
depositary whether in
connection with a
previous act or omission
of the Depositary or in
connection with a matter
arising wholly after the
removal or resignation of
the Depositary, provided
that in connection with
the issue out of which
such potential liability
arises, the Depositary
performed its obligations
under the Deposit
Agreement without
negligence or bad faith
while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary, its
directors, employees,
agents and affiliates and
any Custodian against,
and hold each of them
harmless from, any
liability or expense
(including, but not
limited to, the expenses
of counsel) which may
arise out of any
registration by the
Company with the
Commission of Receipts,
American Depositary
Shares or Deposited
Securities or the offer
or sale by the Company or
its agents or affiliates
thereof in the United
States or out of acts
performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may
be amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian
or their respective
directors, employees,
agents and affiliates,
except for any liability
or expense arising out of
the negligence or bad
faith of either of them,
or (ii) by the Company or
any of its directors,
employees, agents and
affiliates.  The
indemnities contained in
the preceding sentence
shall not extend to any
liability or expense
which may arise out of
any Pre-Release (as
defined in Section 2.09
of the Deposit Agreement)
but only to the extent
that any such liability
or expense arises in
connection with (a) any
United States Federal,
state or local income tax
laws, or (b) the failure
of the Depositary to
deliver Deposited
Securities when required
under the terms of
Section 2.05 of the
Deposit Agreement.
However, the indemnities
provided in the preceding
paragraph shall apply to
any such liability or
expense which may arise
out of any misstatement
or alleged misstatement
or omission or alleged
omission in any
registration statement,
proxy statement,
prospectus (or placement
memorandum), or
preliminary prospectus
(or preliminary placement
memorandum) relating to
the offer or sale of
American Depositary
Shares, except to the
extent any such liability
or expense arises out of
(i) information relating
to the Depositary or any
Custodian (other than the
Company), as applicable,
furnished in writing and
not materially changed or
altered by the Company
expressly for use in any
of the foregoing
documents, or, (ii) if
such information is
provided, the failure to
state a material fact
necessary to make the
information provided not
misleading.  No
disclaimer of liability
under the Securities Act
of 1933 is intended by
any provision of the
Deposit Agreement.

19.
	RESIGNATIO
N AND REMOVAL
OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
The Depositary
may at any time resign as
Depositary under the
Deposit Agreement by
written notice of its
election so to do
delivered to the Company,
such resignation to take
effect upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit Agreement.
 The Depositary may at
any time be removed by
the Company by 120 days
prior written notice of
such removal, to become
effective upon the later
of (i) the 120th day
after delivery of the
notice to the Depositary
and (ii) the appointment
of a successor depositary
and its acceptance of
such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its
discretion determines
that it is in the best
interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.
20.  AMENDMENT.
The form of the
Receipts and any
provisions of the Deposit
Agreement may at any time
and from time to time be
amended by written
agreement between the
Company and the
Depositary without the
consent of Owners or
Beneficial Owners of
Receipts in any respect
which they may deem
necessary or desirable.
Any amendment which shall
impose or increase any
fees or charges (other
than taxes and other
governmental charges,
registration fees and
cable, telex or facsimile
transmission costs,
delivery costs or other
such expenses), or which
shall otherwise prejudice
any substantial existing
right of Owners of
Receipts, shall, however,
not become effective as
to outstanding Receipts
until the expiration of
thirty days after notice
of such amendment shall
have been given to the
Owners of outstanding
Receipts.  Every Owner of
a Receipt at the time any
amendment so becomes
effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound
by the Deposit Agreement
as amended thereby.  In
no event shall any
amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive
therefor the Deposited
Securities represented
thereby except in order
to comply with mandatory
provisions of applicable
law.
21.
	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary
at any time at the
direction of the Company,
shall terminate the
Deposit Agreement by
mailing notice of such
termination to the Owners
of all Receipts then
outstanding at least 90
days prior to the date
fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners of
all Receipts then
outstanding if at any
time 90 days shall have
expired after the
Depositary shall have
delivered to the Company
a written notice of its
election to resign and a
successor depositary
shall not have been
appointed and accepted
its appointment as
provided in the Deposit
Agreement.  On and after
the date of termination,
the Owner of a Receipt
will, upon (a) surrender
of such Receipt at the
Corporate Trust Office of
the Depositary, (b)
payment of the fee of the
Depositary for the
surrender of Receipts
referred to in Section
2.05 of the Deposit
Agreement, and (c)
payment of any applicable
taxes or governmental
charges, be entitled to
delivery, to him or upon
his order, of the amount
of Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt.  If any Receipts
shall remain outstanding
after the date of
termination, the
Depositary thereafter
shall discontinue the
registration of transfers
of Receipts, shall
suspend the distribution
of dividends to the
Owners thereof, and shall
not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell rights and
other property as
provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received
with respect thereto and
the net proceeds of the
sale of any rights or
other property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fee of the Depositary
for the surrender of a
Receipt, any expenses for
the account of the Owner
of such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges) and
except for its
obligations to the
Company under Section
5.08 of the Deposit
Agreement.  At any time
after the expiration of
one year from the date of
termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners of Receipts
which have not
theretofore been
surrendered, such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale,
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement, except
to account for such net
proceeds and other cash
(after deducting, in each
case, the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges).
Upon the termination of
the Deposit Agreement,
the Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to
indemnification, charges,
and expenses.
22.	DISCLOSURE
OF
BENEFICIAL
OWNERSHIP.
		To the extent
that provisions of or
governing the H Shares
may require the
disclosure of beneficial
or other ownership of
Deposited Securities,
other H Shares and other
securities to the Company
and may provide for
blocking transfer and
voting or other rights to
enforce such disclosure
or limit such ownership,
the Depositary shall use
its reasonable efforts to
comply with Company
instructions as to
Receipts in respect of
any such enforcement or
limitation and Owners and
Beneficial Owners shall
comply with all such
disclosure requirements
and ownership limitations
and shall cooperate with
the Depositary's
compliance with such
Company instruction.
Specifically, Owners will
be subject to the
provisions of the Hong
Kong Securities
(Disclosure of Interests)
Ordinance (the
"Ordinance") and any
other legislation or
regulations of Hong Kong
from time to time in
effect regarding the
disclosure of interests
in H Shares.  For the
purposes of this Article,
the term "interest" shall
have the meaning
ascribed thereto in the
Ordinance.  As in effect
as of the date of the
Deposit Agreement under
the Ordinance, an Owner
may have a duty to notify
the Company if such Owner
becomes aware that its
interest in H Shares
(including its interest
in H Shares represented
by American Depositary
Shares) equals or exceeds
10% or more of the issued
share capital of the
Company.  Such Owner may
be required to further
notify the Company of
certain changes in such
Owner's interest in the H
Shares, or if such Owner
ceases to have an
interest in 10% or more
of the issued share
capital of the Company.
As in effect as of the
date of the Deposit
Agreement, under the
Ordinance the Company has
certain rights and duties
to make inquiries to
persons whom the Company
knows or has reasonable
cause to believe to be
interested in the H
Shares (including in H
Shares represented by
American Depositary
Shares) concerning such
persons' interest in the
H Shares.  In the event
that any person with whom
the Company has made such
inquiries fails to
respond thereto, or
provides false
information in response
thereto, such person may
also be subject to
sanctions and criminal
penalties.
	The Company may
restrict, in such manner
as it deems appropriate,
transfers of Receipts
where such transfer may
result in the total
number of H Shares
represented by the
American Depositary
Shares evidenced by the
Receipts beneficially
owned by a single Owner
or Beneficial Owner
exceeding the limits
under any applicable law,
including without
limitation the Code on
Takeovers and Mergers and
Share Repurchases issued
by the Securities and
Futures Commission of
Hong Kong, the PRC
Company Law or the
Company's Articles of
Association.  The Company
may, in such manner as it
deems appropriate,
instruct the Depositary
to take action with
respect to the ownership
interest of any Owner or
Beneficial Owner in
excess of the limitation
set forth in the
preceding sentence,
including but not limited
to a mandatory sale or
disposition on behalf of
any Owner or Beneficial
Owner of the H Shares
represented by the
American Depositary
Shares evidenced by a
Receipt or Receipts held
by such Owner or
Beneficial Owner in
excess of such
limitations, if and to
the extent such
disposition is permitted
by applicable law.
23.	COMPLIANCE
WITH U.S.
SECURITIES
LAWS.
Notwithstanding
anything in the Deposit
Agreement to the
contrary, the Company and
the Depositary each
agrees that it will not
exercise any rights it
has under the Deposit
Agreement to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would
violate the U.S.
securities laws,
including, but not
limited to, Section
I.A.(I) of the General
Instructions to the Form
F-6 Registration
Statement, as amended
from time to time, under
the Securities Act of
1933.
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